THE MAINSTAY GROUP OF FUNDS

MainStay 130/30 Core Fund

Supplement dated December 14, 2012 (“Supplement”) to the Summary Prospectus, Prospectus

and Statement of Additional Information, each dated February 28, 2012, as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information for MainStay 130/30 Core Fund (the “Fund”), a series of MainStay Funds Trust (the “Trust”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on December 10-12, 2012, the Trust’s Board of Trustees, including the Independent Trustees, approved the following changes, effective February 28, 2013:

Name Change

The name of the Fund is changed to “MainStay U.S. Equity Opportunities Fund.”

Principal Investment Strategy and Investment Process Changes

The first paragraph of the Principal Investment Strategies section of the Summary Prospectus and Prospectus is changed to read as follows:

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Fund primarily invests in common stocks of well-established U.S. companies, primarily those with large capitalizations, that are in the Russell 1000® Index or have market capitalizations that are similar to companies in the Index (which ranged from $117.3 million to $406.3 billion as of December 31, 2011). The Fund may also invest in equity securities with market capitalizations outside of the range of the Russell 1000® Index.

The Investment Process section of the Summary Prospectus and Prospectus is changed to read as follows:

Investment Process: The Fund seeks to construct a broadly-diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are selected using an objective, disciplined and broadly-applied process while limiting exposure to risk. Madison Square Investors LLC, the Fund’s Subadvisor, seeks to control the Fund’s exposure to risk by diversifying the Fund’s portfolio over a large number of securities. Based on quantitative analysis, the Fund takes long positions in, or overweights relative to the Russell 1000® Index, equity securities (i.e., purchases securities outright) that the Fund’s Subadvisor believes have a high probability of providing a total return greater than the Russell 1000® Index. Also, the Fund will underweight or sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

In unusual market conditions, the Fund may invest all or a portion of its assets in investment grade notes and bonds, cash and cash equivalents.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks Change

The following risk factors are added:

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small capitalization companies may be more vulnerable to adverse business or market developments.

Portfolio Manager Addition

Andrew Ver Planck, Managing Director of Madison Square Investors LLC, is added as a portfolio manager of the Fund.

Non-Fundamental Investment Policy

The Fund’s policy to invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities is non-fundamental. The Fund has adopted a policy to provide shareholders with at least 60 days' prior notice of any change in this non-fundamental policy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.